UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2008

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events.

                On June 16, 2008, NPS Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its receipt of paragraph IV certification notice letters relating to certain abbreviated new drug applications submitted to the U.S. Food and Drug Administration requesting approval to market and sell a generic version of Sensipar® (cinacalcet HCl). The Company hereby incorporates by reference the press release dated June 16, 2008, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01.              Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release dated June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008	NPS PHARMACEUTICALS, INC.

	By:	/s/ ANDREW RACKEAR
Andrew Rackear
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by NPS Pharmaceuticals, Inc. on June 16, 2008.